Columbia Diversified Bond Fund

Supplement dated May 4, 2012

to the Prospectuses dated October 28, 2011

The information under the caption “Principal Investment Strategies of the Fund” in the More Information About the Fund section is hereby superseded and replaced with the following information:

Under normal market conditions, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in bonds and other debt securities. At least 50% of the Fund’s net assets will be invested in securities like those included in the Barclays U.S. Aggregate Bond Index (the Index), which are investment grade and denominated in U.S. dollars. The Index includes securities issued by the U.S. Government, corporate bonds, and mortgage- and asset-backed securities. Although the Fund emphasizes high- and medium-quality debt securities, it will assume increased credit risk in an effort to achieve higher yield and/or capital appreciation by buying lower-quality (junk) bonds. Up to 25% of the Fund’s net assets may be invested in foreign investments, which may include investments in emerging markets. The Fund will provide shareholders with at least 60 days’ written notice of any change in the 80% policy.

The Fund may invest in fixed income securities of any maturity and does not seek to maintain a particular dollar-weighted average maturity. A bond is issued with a specific maturity date, which is the date when the issuer must pay back the bond’s principal (face value). Bond maturities range from less than 1 year to more than 30 years. Typically, the longer a bond’s maturity, the more price risk the Fund, and a bond fund investor, faces as interest rates rise, but the Fund could receive a higher yield in return for that longer maturity and higher interest rate risk.

The selection of debt obligations is the primary decision in building the portfolio. In pursuit of the Fund’s objective, Columbia Management Investment Advisers, LLC (the Investment Manager) chooses investments by:

•	Analyzing factors such as credit quality, yield, maturity, call and put features and relative prices.

•	Investing in lower-quality (junk) bonds and foreign investments as attractive opportunities arise.

•	Targeting a dollar-weighted average maturity of between three and ten years.

•	Considering factors such as economic conditions, market conditions and interest rate movements when allocating Fund assets among issuers, securities, industry sectors and maturities.

In evaluating whether to sell a security, the Investment Manager considers, among other factors:

•	Identification of more attractive investments based on relative value.

•	The portfolio’s total exposure to sectors, industries, issuers and securities relative to the Index.

•	Whether its assessment of the credit quality of an issuer has changed or is vulnerable to a change.

•	Whether a sector or industry is experiencing change.

•	Changes in the interest rate or economic outlook.

The Fund may invest in derivatives such as credit default swaps and futures contracts. The Fund may enter into derivatives for investment purposes, for risk management (hedging) purposes, and to increase investment flexibility.

S-6495-1 A (5/12)